Long-Term Debt	12 Months Ended
Nov. 30, 2019
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt
The principal amount (net of unamortized discounts, premiums and debt issuance costs), stated interest rate and maturity date of outstanding debt are as follows (dollars in thousands):

	November 30, 2019	November 30, 2018
Parent Company Debt:
Senior Notes:
5.50% Senior Notes due October 18, 2023, $750,000 principal	$744,606	$743,397
6.625% Senior Notes due October 23, 2043, $250,000 principal	246,772	246,719
Total long-term debt – Parent Company	991,378	990,116

Subsidiary Debt (non-recourse to Parent Company):
Jefferies Group:
8.50% Senior Notes, due July 15, 2019, $0 and $680,800 principal	—	699,659
2.375% Euro Medium Term Notes, due May 20, 2020, $550,875 and $565,500 principal	550,622	564,702
6.875% Senior Notes, due April 15, 2021, $750,000 principal	774,738	791,814
2.25% Euro Medium Term Notes, due July 13, 2022, $4,407 and $4,524 principal	4,204	4,243
5.125% Senior Notes, due January 20, 2023, $600,000 principal	610,023	612,928
1.00% Euro Medium Term Notes, due July 19, 2024, $550,875 and $0 principal	548,880	—
4.85% Senior Notes, due January 15, 2027, $750,000 principal (1)	768,931	709,484
6.45% Senior Debentures, due June 8, 2027, $350,000 principal	371,426	373,669
4.15% Senior Notes, due January 23, 2030, $1,000,000 principal	988,662	987,788
6.25% Senior Debentures, due January 15, 2036, $500,000 principal	511,260	511,662
6.50% Senior Notes, due January 20, 2043, $400,000 principal	420,239	420,625
Structured Notes (2) (3)	1,215,285	686,170
Jefferies Group Revolving Credit Facility	189,088	183,539
Jefferies Group Secured Bank Loan	50,000	—
HomeFed EB-5 Program debt	140,739	—
Foursight Capital Credit Facilities	98,260	—
Other	103,326	81,164
Total long-term debt – subsidiaries	7,345,683	6,627,447

Long-term debt	$8,337,061	$7,617,563

(1)
Amounts include a loss of $58.9 million and a gain of $27.4 million during the twelve months ended November 30, 2019 and eleven months ended November 30, 2018, respectively, associated with an interest rate swap based on its designation as a fair value hedge. See Notes 2 and 6 for further information.

(2)
These structured notes contain various interest rate payment terms and are accounted for at fair value, with changes in fair value resulting from a change in the instrument specific credit risk presented in Accumulated other comprehensive income (loss) and changes in fair value resulting from non-credit components recognized in Principal transactions revenues.

(3)	Of the $1,215.3 million of structured notes at November 30, 2019, $28.0 million matures in 2022, $3.1 million matures in 2024 and the remaining $1,184.2 million matures in 2025 or thereafter.
At November 30, 2019, $1,226.5 million of consolidated assets (primarily receivables and other assets) are pledged for indebtedness aggregating $581.1 million.
The aggregate annual mandatory redemptions of all long-term debt during the five year period ending November 30, 2024 are as follows (in millions):

2020	$551.2
2021	1,088.7
2022	32.4
2023	1,454.0
2024	696.4

Parent Company Debt
Our senior note indentures contain covenants that restrict our ability to incur more Indebtedness or issue Preferred Stock of Subsidiaries unless, at the time of such incurrence or issuance, the Company meets a specified ratio of Consolidated Debt to Consolidated Tangible Net Worth, limit the ability of the Company and Material Subsidiaries to incur, in certain circumstances, Liens, limit the ability of Material Subsidiaries to incur Funded Debt in certain circumstances, and contain other terms and restrictions all as defined in the senior note indentures. We have the ability to incur substantial additional indebtedness or make distributions to our shareholders and still remain in compliance with these restrictions. If we are unable to meet the specified ratio, we would not be able to issue additional Indebtedness or Preferred Stock, but our inability to meet the applicable ratio would not result in a default under our senior note indentures. The senior note indentures do not restrict the payment of dividends.
Subsidiary Debt
Structured notes with a total principal amount of approximately $498.9 million, net of retirements were issued by Jefferies Group during the twelve months ended November 30, 2019. In addition, on July 19, 2019, under its $2.5 billion Euro Medium Term Note Program, Jefferies Group issued 1.000% senior unsecured notes with a principal amount of $553.6 million, due 2024. Proceeds amounted to $551.4 million. Additionally, during the twelve months ended November 30, 2019, Jefferies Group repaid $680.8 million of its 8.50% Senior Notes.

Jefferies Group has a senior secured revolving credit facility ("Jefferies Group Revolving Credit Facility") with a group of commercial banks for an aggregate principal amount of $190.0 million. The Jefferies Group Revolving Credit Facility contains certain covenants that, among other things, requires Jefferies Group LLC to maintain specified level of tangible net worth and liquidity amounts, and imposes certain restrictions on future indebtedness of and requires specified levels of regulated capital for certain of Jefferies Groups subsidiaries. Interest is based on an annual alternative base rate or an adjusted LIBOR, as defined in the Jefferies Group Revolving Credit Facility agreement. The obligations of certain of Jefferies Group's subsidiaries under the Jefferies Group Revolving Credit Facility are secured by substantially all its assets. At November 30, 2019, Jefferies Group was in compliance with the debt covenants under the Jefferies Group Revolving Credit Facility.

On September 27, 2019, one of Jefferies Group's subsidiaries entered into a Loan and Security Agreement with a bank for a term loan with a principal amount of $50.0 million ("Jefferies Group Secured Bank Loan"). This Jefferies Group Secured Bank Loan matures on September 27, 2021 and is collateralized by certain trading securities. Interest on the Jefferies Group Secured Bank Loan is 1.25% plus LIBOR. The agreement contains certain covenants that, among other things, restrict lien or encumbrance upon any of the pledged collateral. At November 30, 2019, Jefferies Group was in compliance with all covenants under the Loan and Security Agreement.

At November 30, 2019, Foursight Capital's credit facilities consisted of two warehouse credit commitments aggregating $175.0 million, which mature in May 2021. One of the credit facilities bears interest based on the three-month LIBOR plus a credit spread fixed through its maturity and the other credit facility bears interest based on the one-month LIBOR plus a credit spread fixed through its maturity. As a condition of the credit facilities, Foursight Capital is obligated to maintain cash reserves to comply with the hedging requirements of the credit commitment. The credit facilities are secured by first priority liens on auto loan receivables owed to Foursight Capital of approximately $111.8 million at November 30, 2019. At November 30, 2019 and 2018, $98.3 million and $0.0 million, respectively, was outstanding under Foursight Capital's credit facilities.

HomeFed funds certain of its real estate projects in part by raising funds under the Immigrant Investor Program administered by the U.S. Citizenship and Immigration Services pursuant to the Immigration and Nationality Act ("EB-5 Program"). This program was created to stimulate the U.S. economy through the creation of jobs and capital investments in U.S. companies by foreign investors. This debt is secured by certain real estate of HomeFed. At November 30, 2019, HomeFed was in compliance with all debt covenants which include, among other requirements, limitations on incurrence of debt, collateral requirements and restricted use of proceeds. Primarily all of HomeFed's debt matures in 2024.